Beyond Li-ion™

Brian Krzanich Joins SES AI Board of Directors

The addition of Krzanich, former CEO of Intel Corp. and CDK Global Inc., comes as SES AI gains value-creating momentum on its path to commercialization in the electric vehicle (EV) market and in its expansion into urban air mobility (UAM) applications.

Woburn, MA (January 29, 2024) - SES AI Corporation (“SES AI”) (NYSE: SES), a global leader in the development and manufacturing of high-performance Li-Metal batteries, is pleased to announce that Brian Krzanich, who served as Chief Executive Officer at both Intel Corp. and CDK Global Inc., has joined the board of directors as an independent director, effective January 26, 2024.

© 2024 SES AI Corp., Confidential and Proprietary

Mr. Krzanich began his career at Intel as an engineer, rising through the ranks until he was named the company’s CEO in 2013. Under his leadership, Intel expanded from its core CPU market into next-generation technologies ranging from cloud computing and artificial intelligence to autonomous vehicles, among others. When he moved to CDK Global Inc. in 2018 to take over as CEO, he led that technology company through a successful sale to investment firm Brookfield Business Partners. CDK is now a top provider of automotive retail software.

“Brian brings extensive leadership experience in the commercialization of next-generation technologies for automotive applications,” said Qichao Hu, founder, Chairman and CEO of SES AI. “His expertise will be particularly valuable as we seek innovative ways of developing and implementing AI and machine learning in our material discovery and manufacturing processes – advancements that will ultimately improve the performance and safety of our batteries.”

The expansion of SES AI’s board comes a month after the company announced that it entered into the world’s first B-sample Joint Development Agreement (JDA) with a major automotive original equipment manufacturer (OEM) for its Li-Metal battery. It is also developing a machine-based deep learning platform that will be used at the company’s new Electrolyte Foundry; a new form-factor for its Li-Metal cells; and is exploring opportunities in the emerging Urban Air Mobility (UAM) market.

“I am excited to join the Board of SES AI, a leader in next-generation battery technology that will bring new experiences and range to our electrified world," Mr. Krzanich said.

In addition to Mr. Krzanich and Dr. Hu, SES AI’s Board of Directors includes Dr. Jiong Ma, a former partner at Braemar Energy Ventures who also served in senior roles at 3i Group and Bell Labs; Eric Luo, former CEO of GCL System Integration and Shunfeng; Michael Noonen, CEO of Swave Photonics; Prof. Jang Wook Choi of Seoul National University; and Anirvan Coomer, managing director at GM Ventures.

About SES AI

SES is a global leader in the development and production of high-performance Li-Metal rechargeable batteries for electric vehicles (EV) and urban air mobility (UAM) applications. Founded in 2012, SES AI is an integrated Li-Metal battery manufacturer with strong capabilities in material, cell, module, AI-powered safety algorithms and recycling. Formerly known as SolidEnergy Systems, SES is headquartered in Boston and has offices in Shanghai and South Korea.

SES may use its website as a distribution channel of material company information. Financial and other important information regarding SES is routinely posted on and

© 2024 SES AI Corp., Confidential and Proprietary

accessible through the Company’s website at www.ses.ai. Accordingly, investors should monitor this channel, in addition to following SES’s press releases, Securities and Exchange Commission filings and public conference calls and webcasts.

Forward-Looking Statements

This letter contains statements that SES believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for our business. These statements are based on the beliefs and assumptions of the management of SES. Although SES believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot provide assurance that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of SES’s assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to the following risks: risks related to the development and commercialization of SES’s battery technology and the timing and achievement of expected business milestones; risks relating to the uncertainty of achieving and maintaining profitability; risks relating to the uncertainty of meeting future capital requirements; the ability of SES to integrate its products into electric vehicles (“EVs”) and Urban Air Mobility (“UAM") and other applications; the risk that delays in the pre-manufacturing development of SES’s battery cells could adversely affect SES’s business and prospects; risks relating to the development of the UAM market and demand for batteries from the UAM industry; potential supply chain difficulties; the ability of SES to engage target original equipment manufacturers (“OEMs”) customers successfully and integrate SES’s products into EVs manufactured by OEM customers; the ability to obtain raw materials, components or equipment through new or existing supply relationships; risks resulting from SES’s joint development agreements and other strategic alliances and investments; product liability and other potential litigation, regulation and legal compliance; SES’s ability to attract, train and retain highly skilled employees and key personnel; developments in alternative technology or other fossil fuel

© 2024 SES AI Corp., Confidential and Proprietary

alternatives; risks related to SES’s intellectual property; business, regulatory, political, operational, financial and economic risks related to SES’s business operations outside the United States; SES has identified material weaknesses in its internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to develop or maintain an effective system of internal controls; the volatility of SES’s common stock and value of SES’s public warrants; and the other risks described in “Part I, Item 1A. Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on March 16, 2023 and other documents filed from time to time with the SEC. There may be additional risks that SES presently knows and/or believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SES’s expectations, plans or forecasts of future events and views only as of the date of this press release. SES anticipates that subsequent events and developments will cause its assessments to change. However, while SES may elect to update these forward-looking statements at some point in the future, SES specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SES’s assessments as of any date subsequent to the date of this letter.

Contacts:

For the media:

Christine Dunn, Seven Letter

christine@sevenletter.com

For investors:

Scott Deitz, Seven Letter

scott@sevenletter.com

© 2024 SES AI Corp., Confidential and Proprietary